PRESS RELEASE
Marty St. George Named President of JetBlue
30-year industry veteran rejoins JetBlue effective February 26, 2024
NEW YORK (February 7, 2024) – JetBlue Airways (NASDAQ: JBLU) today announced the appointment of Marty St. George to be the company’s next president, effective February 26, 2024. He will report to Joanna Geraghty, JetBlue’s current president and incoming chief executive officer.

Since 2020, St. George has served as chief commercial officer at LATAM Airlines Group, Latin America’s largest airline holding company, in Santiago, Chile. Prior to joining LATAM, he operated an airline strategy consulting practice, where he served airline and travel industry clients, including a role as interim Chief Commercial Officer at Norwegian Air Shuttle ASA. He previously served as a member of JetBlue’s leadership team from 2006-2019.
Over the span of 13 years with JetBlue – beginning as vice president, planning, later senior vice president marketing and commercial, and ultimately executive vice president and chief commercial officer – St. George was a key architect of the carrier’s focus city strategy, led its successful entry into airline partnerships, and oversaw its distinctive brand and innovative product strategy. Prior to JetBlue, he held marketing and network planning leadership roles over nearly two decades at United and US Airways.
In his new role as president, St. George will lead JetBlue’s commercial functions – including marketing, loyalty, network planning, airline partnerships, sales and revenue management – along with customer support, enterprise and operational planning, and corporate communications. He’ll also have oversight of JetBlue Travel Products (JTP), an important growth area for the company, which will continue to be led day-to-day by its current president, Andres Barry.
“With more than 30 years of experience in aviation and a passion for our industry like few others, Marty’s the right leader to bring onboard as we embark on our focused plan to get back to profitability,” Geraghty said. “I look forward to working with Marty to ensure that our crewmembers are set up for success in serving our customers and can deliver the reliability we know is critical to generating financial returns and powering long-term, sustainable growth.”
St. George added: “I’m energized to be returning to JetBlue at this pivotal time in its history. JetBlue has incredibly passionate people and one of the best brands in the industry. I’m eager to get to work to help drive the business forward for the benefit of our crewmembers, customers, and owners alike.”
St. George has a degree in civil engineering from the Massachusetts Institute of Technology (MIT).
About JetBlue
JetBlue is New York's Hometown Airline®, and a leading carrier in Boston, Fort Lauderdale-Hollywood, Los Angeles, Orlando and San Juan. JetBlue, known for its low fares and great service, carries customers to more than 100 destinations throughout the United States, Latin America, the Caribbean, Canada and Europe. For more information and the best fares, visit jetblue.com.
JetBlue Corporate Communications
Tel: +1.718.709.3089
corpcomm@jetblue.com

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Given the risks and uncertainties surrounding forward-looking statements, you should not place undue reliance on these statements. You should understand that many important factors, in addition to those discussed or incorporated by reference in this press release, could cause our results to differ materially from those expressed in the forward-looking statements. Further information concerning these and other factors is contained in JetBlue's filings with the U.S. Securities and Exchange Commission (the “SEC”), including but not limited to our Annual Report on Form 10-K for the year ended December 31, 2022, as updated by our other SEC filings, including our Annual Report on Form 10-K for the year ended December 31, 2023, to be filed with the SEC. In light of these risks and uncertainties, the forward-looking events discussed in this press release might not occur. Our forward-looking statements speak only as of the date of this press release. Other than as required by law, we undertake no obligation to update or revise forward-looking statements, whether as a result of new information, future events, or otherwise.